                                                                 EXHIBIT 10.19.1

After Recording, Please Return To:
Sutherland Asbill & Brennan LLP
999 Peachtree Street, N.E.
Suite 2300
Atlanta, Georgia 30309-3996
Attn: Nicole L. Friedman, Esq.

Borrower: FelCor Lodging Company, L.L.C.
Loan Number:

         FIRST AMENDMENT TO LOAN AGREEMENT AND ANCILLARY LOAN DOCUMENTS


         THIS FIRST AMENDMENT TO LOAN AGREEMENT AND ANCILLARY LOAN DOCUMENTS (this "AGREEMENT") made as of May 28, 1999, is among FELCOR LODGING HOLDING COMPANY, L.L.C., a Delaware limited liability company, as successor-by-merger to Bristol Lodging Company, a Delaware corporation ("BORROWER"), having an address at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, FelCor Lodging Holding Company, L.L.C., a Delaware limited liability company, as successor-by-merger to BRISTOL LODGING HOLDING COMPANY, a Delaware corporation, having an address at 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062, ("GUARANTOR"), LaSALLE NATIONAL BANK, AS TRUSTEE FOR NOMURA ASSET SECURITIES CORPORATION COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-D6, as assignee of Nomura Asset Capital Corporation, having its mailing address c/o AMRESCO Services, L.P., 235 Peachtree Street, N.E., Suite 900, Atlanta, Georgia 30303, as administrative agent and collateral agent (in such capacities, "LENDER").

                                    RECITALS

                  A. Borrower entered into that certain Promissory Note dated October 10, 1997 in the amount of $72,500,000 for the benefit of Nomura Asset Capital Corporation ("Nomura") and that certain Promissory Note dated October 10, 1997 in the amount of $72,500,000 for the benefit of Bankers Trust Company (collectively the "NOTE"). The Note is secured in part by that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of October 10, 1997 from Borrower to Stewart Title Company of Mississippi for the benefit of Lender securing certain property located at Section 7, Township 5N, in Range 1E, Hinds County, Mississippi (the "DEED OF TRUST"). Borrower, Guarantor, Nomura and Bankers Trust Company, entered into that certain Loan Agreement dated October 10, 1997 (the "LOAN AGREEMENT"). The loan evidenced by the Note and secured by the Deed of Trust is hereinafter referred to as the "LOAN". The Loan Agreement, the Note, the Deed of Trust and all other documents evidencing or securing the Loan are hereinafter collectively referred to as the "LOAN DOCUMENTS".

                  B. Pursuant to Section 2.4.4 of the Loan Agreement, Borrower wishes to, and Lender has agreed to permit Borrower to, substitute an Asset (the "Substitution"). Pursuant thereto, Lender has agreed to release certain property located in Section 7, Township

Borrower: FelCor Lodging Company, L.L.C.
Loan Number:

5N, Range 1E, Hinds County, Mississippi (the "Released Property") from the lien created by the Deed of Trust.

                  C. In connection with the substitution, Borrower has on even date herewith executed and delivered to Lender that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement, from Borrower to Stewart Title Company of Mississippi for the benefit of Lender, securing certain real property located in Hinds County, Mississippi (which, along with all other documentation delivered by Borrower in connection with the Substitution is referred to collectively as, the "Substitution Loan Documents"). In addition to the Substitution Loan Documents, Borrower and Lender desire to amend the Loan Documents to evidence the Substitution and the release of the Released Property.

                  D. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreements.


                                   AGREEMENTS:

         NOW THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated herein by this reference) and the mutual covenants and promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. AMENDMENT TO LOAN AGREEMENT.

         The Loan Agreement is amended as follows:

                  a. The following definitions in Section 1 of the Loan Agreement, and as incorporated by reference in the Loan Documents, shall mean the following:

                  i. "Asset" and "Property" as each term is defined in the Loan Agreement shall hereinafter include the property shown on EXHIBIT A attached hereto and incorporated herein by this reference (the "Property") and shall exclude the Released Property;

Borrower: FelCor Lodging Company, L.L.C.
Loan Number:


                  ii. "Security Documents" as that term is defined in the Loan Agreement shall include the Substitution Loan Documents and shall exclude any Loan Documents to the extent, and only to the extent, that such Loan Documents relate to the Released Property.

                  b. All references in each of the Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended herein.


                  c. The words "Holiday Inn - Jackson Southwest" on Schedule IV of the Loan Agreement shall be deleted and the following inserted in lieu thereof: "Hampton Inn - Jackson".

                  d. The entry beginning with X-9 on Schedule V of the Loan Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

X-9       Hampton Inn                   Hampton Inn License Agreement by and              Hampton Inn
          465 Briarwood Drive           between Promus Hotels, Inc. and
          Jackson, Mississippi          Bristol Hotel Tenant Company dated July 24,
                                        1998


                  e. The entry beginning with X-9 on Schedule VI shall be deleted in its entirety and the following inserted in lieu thereof:

X-9       Hampton Inn                   Management Agreement by
          465 Briarwood Drive           and between Bristol Hotel               none      none       none
          Jackson, Mississippi          Tenant Company and Bristol
                                        Management, L.P. dated
                                        July 27, 1998

                  f. The entry beginning with X-9 on Schedule VII of the Loan Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

Borrower: FelCor Lodging Company, L.L.C.
Loan Number:

X-9        Hampton Inn                   owned in fee simple               none
           465 Briarwood Drive
           Jackson, Mississippi


                  g. The entry beginning with X-9 on Schedule XVI shall be deleted in its entirety and the information shown on EXHIBIT B attached hereto and incorporated herein by this reference shall be inserted in lieu thereof.


2. AMENDMENT TO ENVIRONMENTAL AND HAZARDOUS SUBSTANCE INDEMNIFICATION AGREEMENT:

         The Environmental and Hazardous Substance Indemnification Agreement from Borrower to Lender dated October 10, 1997 is amended as follows:

         a. The following sentence shall be added after the word "mortgagee" in the definition of Mortgages in Section 1.1:

                  "and that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement dated May __, 1999, executed by FelCor Lodging Company, L.L.C., a Delaware limited liability company, as successor-by-merger to Bristol Lodging Company, a Delaware corporation, as mortgagor in favor of Lender as mortgagee,"


3. AMENDMENT TO PLEDGE AND SECURITY AGREEMENT:

         The Pledge and Security Agreement from Borrower to Lender dated October 10, 1997 is amended as follows:

         All references in the Pledge and Security Agreement to the Loan Agreement shall mean the Loan Agreement as amended herein.

Borrower: FelCor Lodging Company, L.L.C.
Loan Number:

4. AMENDMENT TO DEPOSIT ACCOUNT AGREEMENT:

                  The Deposit Account Agreement from Borrower to Lender dated October 10, 1997 is amended as follows:

         The Deposit Account Agreement shall be modified by adding the legal description attached hereto as EXHIBIT A and incorporated herein by this reference to Exhibit A of the Deposit Account Agreement and by deleting the portion of Exhibit A to the Deposit Account Agreement which describes the Released Property.


5. DELIVERIES UNDER THE LOAN DOCUMENTS.

   (a) Pursuant to Section 2.4.4 of the Loan Agreement, attached hereto as EXHIBIT C is a copy of the Opinion of Borrower's Counsel, dated as of the effective date of this Agreement, delivered by Jenkins & Gilchrist, a Professional Corporation, in connection with the Substitution, regarding non-consolidation.

   (b) Pursuant to Section 2.4.4 of the Loan Agreement, attached hereto as EXHIBIT D are copies of the written confirmation delivered by each of the Rating Agencies, stating that the Substitution does not result in a qualification, withdrawal or downgrading of the Loan or, in the alternative, that said Rating Agency is satisfied that no further inquiry into the Substitution is necessary.

6. NO DEFAULTS. Borrower hereby represents and warrants that, to its knowledge, as of the effective date of this Agreement, no monetary or other material default has occurred and is continuing beyond any applicable grace or notice period under any of the Loan Documents.

7. NO OFFSETS OR DEFENSES. Borrower hereby acknowledges, confirms and warrants to Lender that to Borrower's knowledge as of the effective date of this Agreement, Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the Notes, or any of the other Loan Documents.

8. MODIFICATIONS. This Agreement may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

Borrower: FelCor Lodging Company, L.L.C.
Loan Number:


9. SUCCESSORS AND ASSIGNS. This Agreement applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions of said State.

11. ENTIRE AGREEMENT. This Agreement the Loan Documents, and the Substitution Loan Document constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

12. FULL FORCE AND EFFECT. The Loan Documents as amended hereby remain in full force and effect.

13. COUNTERPARTS. This Agreement may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.



                  [signatures continued on the following page]

Borrower:         FelCor Lodging Company, L.L.C.
Loan Number:


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, under seal, as of the date first written above.

                                       BORROWER:

                                           FELCOR LODGING COMPANY, L.L.C., a
                                           Delaware limited liability company

                                           By:  /s/ JOEL M. EASTMAN
                                              ----------------------------(SEAL)
                                           Name: Joel M. Eastman
                                           Title: Vice President

STATE OF TEXAS

COUNTY OF DALLAS

        Personally appeared before me, the undersigned authority in and for the said County and State, on this 28 day of May, 1999, within my jurisdiction, the within named Joel M. Eastman, who acknowledged that he is Vice President of FelCor Lodging Company, L.L.C. a Delaware limited liability company, and that for and on behalf of the said limited liability company, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said limited liability company so to do.

                                                 /s/ SCARLETT RAY
                                                 -------------------------------
                                                 NOTARY PUBLIC

My Commission Expires:

      7-28-01
---------------------
[AFFIX NOTARIAL SEAL]

[NOTARY SEAL]



                  [signatures continued on the following page]

Borrower:         FelCor Lodging Company, L.L.C.
Loan Number:


                          GUARANTOR:

                                  FELCOR LODGING HOLDING COMPANY,
                                  L.L.C., a Delaware limited liability company


                                  By: /s/ JOEL M. EASTMAN
                                     ----------------------------
                                  Name: Joel M. Eastman
                                  Title:  Vice resident

                                  [CORPORATE SEAL]

STATE OF TEXAS

COUNTY OF DALLAS

        Personally appeared before me, the undersigned authority in and for the said County and State, on this 28 day of May, 1999, within my jurisdiction, the within named Joel M. Eastman, who acknowledged that he is Vice President of Bristol Lodging Holding Company, L.L.C. a Delaware corporation, and that for and on behalf of the said limited liability company, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said limited liability company so to do.


                                       /s/ SCARLETT RAY
                                       --------------------------
                                       NOTARY PUBLIC

My Commission Expires:

      7-28-01
-----------------------------
[AFFIX NOTARIAL SEAL]

[NOTARY SEAL]



                  [signatures continued on the following page]

Borrower:         FelCor Lodging Company, L.L.C.
Loan Number:


                          LENDER:

                              LaSALLE NATIONAL BANK, as Trustee for Nomura
                              Asset Securities Corporation Commercial
                              Mortgage Pass- Through Certificates Series 1998-D6

                                  By: AMRESCO Services, L.P., its authorized
                                      agent

                                      By: AMRESCO Mortgage Capital, Inc.
                                          its general partner

                                      By:
                                         -----------------------------------
                                      Name:
                                           ---------------------------------
                                      Title: Servicing Officer

STATE OF
        ---------

COUNTY OF
         --------

        Personally appeared before me, the undersigned authority in and for the said County and State, on this ____ day of May, 1999, within my jurisdiction, the within named __________, who acknowledged that he is ______________ of LaSalle National Bank, as Trustee for Nomura Asset Securities Corporation Commercial Mortgage Pass-Through Certificates Series 1998-D6, its authorized agent, and that for and on behalf of the said limited liability company, and as its act and deed, he executed the above and foregoing instrument, after first having been duly authorized by said limited liability company so to do.


                                          --------------------------------------
                                          NOTARY PUBLIC

My Commission Expires:

----------------------------------
[AFFIX NOTARIAL SEAL]

Borrower:         FelCor Lodging Company, L.L.C.
Loan Number:





                              CONSENT OF GUARANTORS

        FELCOR LODGING HOLDING COMPANY, L.L.C. and BRISTOL LODGING
BEVERAGE as Guarantors do hereby consent to the modification of the Loan, do hereby agree that such documents constitute a part of the "Loan Documents" as defined in the Loan Agreement, do hereby agree that the Property is a Substituted Added Asset and as such is part of the Guaranteed Obligations as such term is defined in the Guaranty and do hereby agree that the Guaranty and all Guarantor's obligations thereunder remain in full force and effect.

        IN WITNESS WHEREOF, Guarantors have executed this Consent under seal as of the day and year first above written.

                                       FELCOR LODGING HOLDING COMPANY,
                                       L.L.C., a Delaware corporation

                                       By: /s/ JOEL M. EASTMAN
                                          --------------------------------------
                                       Name: Joel  M.  Eastman
                                       Title: Vice President

                                       [CORPORATE SEAL]

                                       BRISTOL LODGING BEVERAGE
                                       COMPANY, a Texas corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       [CORPORATE SEAL]

                                    EXHIBIT A


A certain parcel of land being situated in the South One-Half of the Northeast Quarter of Section 12, Township 6 North, Range 1 East, Jackson, Hinds County, Mississippi, containing 2.013 acres, more or less, and being more particularly described as follows:

Commence at an iron rod commonly held to mark the North line of Section 12, Township 6 North, Range 1 East, being on the line between the East one-half and the West one-half of said Section 12, said iron rod being 134 feet North of the Southeast corner of Lot 1, Homewood Subdivision, according to the map or plat thereof, on file and of record in the office of the Chancery Clerk of Hinds County of Jackson, Mississippi in Plat Book 4, page 83; from said iron rod, run thence South 00 degrees 27 minutes West along the aforesaid line between the East one-half and the West one-half of said Section 12 for a distance of 1,645.6 feet to an iron pin in concrete marking the Southeast corner of Lot 36, Block "B", Homewood Subdivision, according to the map or plat thereof on file of record in the office of the Chancery Clerk of Hinds County at Jackson, Mississippi, in Plat Book 4, at page 76; continue thence South 00 degrees 27 minutes West for a distance of 665.0 feet to a 5/8-inch iron rod which is described as the Point of Beginning of that certain lease executed by Theo P. Costas, Jr., et al, to Ashy-Brown, Mississippi Centers recorded in Book 2052 at Page 488, and an amendment to the description recorded in Book 2212 at page 608; run thence South 89 degrees 46 minutes East and along the North line of the property described in said instruments, for a distance of 283.67 feet to an iron pin on the East line of that certain fifty foot (50) wide easement described in said instruments; run thence North 00 degrees 27 minutes East along said East line of a fifty foot (50') wide easement for a distance of 210.0 feet to the Point of Beginning of the parcel of land herein described; continue thence North 00 degrees 27 minutes East along said East line of the aforesaid fifty foot (50') wide easement for a distance of 409.165 feet to the intersection of said East line of the aforesaid fifty foot (50') wide easement with the South Right-of-Way line of Briarwood Drive (as now laid out and improved, July 1984); run thence North 89 degrees 23 minutes 32 seconds East along said South Right-of-Way line of Briarwood Drive for a distance of 172.405 feet to the Northwest corner of that parcel of property conveyed to Texaco, Inc., and recorded in Deed Book 1970 at Page 34; leaving said South Right-of-Way line of Briarwood Drive, run along the West line of that property conveyed to Texaco, Inc. the following courses and distances: South 00 degrees 02 minutes 13 seconds East for a distance of 20.245 feet to a point; South 00 degrees 02 minutes 13 seconds East for a distance of 32.96 feet to a point; South 00 degrees 02 minutes 13 seconds East for a distance of 23.96 feet to a point; and South 00 degrees 02 minutes 13 seconds East for a distance of 157.47 feet to a 1/2-inch rebar found; run thence along the South line of that property conveyed to Texaco, Inc. the following courses and distances: North 89 degrees 36 minutes 17 seconds East for a distance of 184.18 feet to a point and South 73 degrees 00 minutes 56 seconds East for a distance of 35.43 feet to a point on the West Right-of-Way line of Interstate Highway No. 55 (as now laid out and improved, July 1984; run thence South 00 degrees 39 minutes West along said West Right-of-Way of Interstate Highway No. 55 for a distance of 67.68 feet to a 1/2-inch rebar found the Northeast corner of that parcel of land conveyed to Franchise Realty Corporation and recorded in Deed Book 2422 at Page 626; leaving said West Right-of-Way line of Interstate Highway No. 55, run thence North 89 degrees 46 minutes West along the North line of Franchise Realty Interstate Corporation tract for a distance of 218.27 feet to an iron pin; run thence South 00 39 degrees 00 West along the Franchise Realty Interstate Corporation parcel for a distance of 100.00 feet to a 1/2-inch rebar found; run thence North 89 degrees 46 minutes West along the North line of Franchise Realty Interstate Corporation for a distance of 172.47 feet to the Point of Beginning.

                                   EXHIBIT B


                                                                          1996        1996
                                                         ASSESS       ASSESSED      MARKET          1996       1996
PROPERTY                     TYPE  JURISDICTION TO PAY    RATIO          VALUE       VALUE      TAX RATE      TAXES
JACKSON - HAMPTON INN NORTH   PP   HINDS COUNTY           15.00%        31,966     213,107     16.23300%      5,189
JACKSON - HAMPTON INN NORTH   RE   HINDS COUNTY           15.00%       389,397   2,595,980     16.23300%     63,211
JACKSON - HAMPTON INN NORTH   RE   HINDS COUNTY           15.00%        24,713     164,750     16.23300%      4,012


                                                                          1997        1997
                                                         ASSESS       ASSESSED      MARKET          1997       1997
PROPERTY                     TYPE  JURISDICTION TO PAY    RATIO          VALUE       VALUE      TAX RATE     ACTUAL
JACKSON - HAMPTON INN NORTH   PP   HINDS COUNTY           15.00%        45,804     305,360     16.23300%      7,435
JACKSON - HAMPTON INN NORTH   RE   HINDS COUNTY           15.00%       390,767   2,605,110     16.23300%     63,433
JACKSON - HAMPTON INN NORTH   RE   HINDS COUNTY           15.00%        24,719     164,790     16.23300%      4,013


                                                                          1998        1998
                                                         ASSESS       ASSESSED      MARKET          1998       1998
PROPERTY                     TYPE  JURISDICTION TO PAY    RATIO          VALUE       VALUE      TAX RATE     ACTUAL
JACKSON - HAMPTON INN NORTH   PP   HINDS COUNTY           15.00%        44,435     296,230      16.29300%     7,240
JACKSON - HAMPTON INN NORTH   RE   HINDS COUNTY           15.00%       383,973   2,559,820      16.29300%    62,561
JACKSON - HAMPTON INN NORTH   RE   HINDS COUNTY           15.00%        24,719     164,790      16.29300%     4,027